SECURITIES AND EXCHANGE COMMISSION
                        Washington, D. C. 20549

                               FORM 8-K

         CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

      Date of Report July 29, 2003       Commission File Number 1-6364

                     SOUTH JERSEY INDUSTRIES, INC.
        (Exact name of registrant as specified in its charter)

             New Jersey                                   22-1901645
       (State of incorporation)               (IRS employer identification no.)

               1 South Jersey Plaza, Folsom, New Jersey 08037
       (Address of principal executive offices, including zip code)

                            (609) 561-9000
         (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure

Recent Earnings

The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operations and Financial Condition."

On July 29, 2003, South Jersey Industries (SJI) issued a press release and held a public conference call setting forth SJI's second quarter and six months 2003 earnings. A copy of the press release is attached hereto as Exhibit 99 and hereby incorporated by reference.


Exhibit Index

(99) Press release, dated: July 29, 2003, issued by South Jersey Industries.

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Signature

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SOUTH JERSEY INDUSTRIES



                          By: /s/ David A. Kindlick
                             ---------------------------------------------------
                             David A. Kindlick
                             Vice President, Treasurer & Chief Financial Officer

Date:  July 29, 2003